Exhibit 99.3

 Standard Motor Products, Inc.  Q4 Investor Presentation  February 22, 2023  1

 Standard Motor Products, Inc.  Q4 Investor Presentation  February 22, 2023  1

 Safe Harbor – Forward Looking Statements  2  You should be aware that except for historical information, the matters discussed herein are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward looking statements, including projections and anticipated levels of future performance, are based on current information and assumptions and involve risks and uncertainties which may cause actual results to differ materially from those discussed herein.   In addition, we use metrics such as Adjusted EBITDA and Income from Operations without Special Items throughout this presentation, which are non-GAAP measures.   You are urged to review all of our filings with the SEC and our press releases from time to time for details of risks and uncertainties that could cause future performance to vary from the expectations expressed or implied by the forward-looking statements herein and for certain reconciliations of GAAP to non-GAAP results.

 Consistent Dividend Growth  Consistent Revenue Growth  2022 Sales Mix by Segment  SMP Corporate Snapshot  3  Founded:1919  HQ: Long Island City, NY  Locations: 32 Globally   Employees: 6,100*  2022 Financial Highlights  Revenue: $1.37B  Aftermarket: $1.1B  Vehicle Control $751M  Temperature Control: $351M  Engineered Solutions: $270M  EBITDA**: 10.7%  Dividend Yield: 2.8%  2022 EBITDA** Mix by Segment  *includes JVs  CAGR: 11%  * Dividend paid out for two quarters only due to COVID-19 pandemic  **reflects adjusted EBITDA which is a non-GAAP financial measure; see reconciliation in appendix

 Global Footprint with Customer Adjacency   4

 Strategy Overview  5

 Automotive Aftermarket  Engineered Solutions  Sustainability &   Continuous Improvement  Capital Allocation  Continued leadership in North American Aftermarket  Best-in-class, full-line, full-service supplier of premium products within our categories  Innovative product solutions for multiple On-Highway and Off-Highway vehicle markets  Leveraging our diverse customer relationships, engineering capabilities, operational skills, and global footprint  Commitment to ongoing ESG and DEI initiatives  Operational excellence in manufacturing, product development, and supply chain  Capital investment supports future growth  Take advantage of opportunistic M&A  Effectively balance our use of debt and equity  Dividends and stock repurchases  Strategic Objectives  6

 Aftermarket Snapshot  7  Aftermarket Net Sales  2022 Aftermarket Sales Mix  Nationally Recognized Brands  Supplier to All Major Distributors  Aftermarket EBITDA* & Margin%  *reflects adjusted EBITDA which is a non-GAAP financial measure; see reconciliation in appendix

 8  To be the best full-line, full-service supplier of premium vehicle control and temperature control products  Value Proposition  Aftermarket Strategy  Our suite of products and services is designed to provide all the needed support for our customer and the technicians who install our parts

 Source: 2023 Auto Care Factbook, 2022 S&P Global Mobility (formerly IHS Markit)   Favorable Aftermarket Industry Trends  9  Car Parc Continues to Age  U.S. Light Vehicle Parc  Number of Repairable Vehicles Continue to Climb  DIFM Revenue Continues to Grow  Source: Auto Care Association / Modern Tire Dealer  Source: Auto Care Association / IHS Markit  Source: Auto Care Association / IHS Markit  +3% increase  “Sweet Spot” a foundation for growth over next 5-10 years  Millions  Years

 Committed to Growing Technologies  10  DEGREE OF COMPLEXITY  TECHNOLOGY EVOLUTION  SMP evolves to meet the advanced automotive technology of today and tomorrow  ADVANCED INTERNAL COMBUSTION ENGINE COMPONENTS   ADVANCED HEV, EV, AND POWERTRAIN-NEUTRAL COMPONENTS  POWER MANAGEMENT  COMMUNICATIONS  ADAS  ALTERNATIVE ENERGY  SENSORS  SWITCHES  IGNITION SYSTEM  EMISSION CONTROLS, VVT & EVAP SYSTEMS  DIESEL  FUEL SYSTEM  AIRFLOW MANAGEMENT  OIL TEMP CONTROL  VEHICLE ACTUATORS & MOTORS  A/C COMPONENTS  AUXILIARY COOLING  ELECTRIC & HYBRID COMPRESSORS  DOOR & WINDOW COMPONENTS  ADVANCED A/C COMPONENTS  HVAC ACTUATORS & MOTORS  ENGINE COOLING

Vehicle Control Segment

Ignition, Emission & Fuel

ICE-Related[1]

Traditional and Advanced ICE Categories

- Variable Valve Timing Components
- Ignition Coils
- Turbochargers
- Electronic Throttle Bodies
- Gasoline and Diesel Injection
- Emission Controls
- Air & Fuel Sensors & Switches
- Many other categories



$455M '22 Net Sales
60% of Segment

Electrical & Safety

Powertrain Neutral, Hybrid & EV Specific

Growing categories used on all vehicles regardless if they are gas, diesel, hybrid or electric

165+ Powertrain Neutral Categories

- ADAS (Advance Driver Assist Systems)
- TPMS Sensors
- Electrical Connectors
- Fluid Level & Temperature Sensors
- Electrical Switches & Relays
- Door, Trunk and Hood Lock Actuators
- Hundreds of other categories







$231M '22 Net Sales
31% of Segment

Wire Sets & Other

ICE-Related

Conventional Wire & Cable categories for ICE vehicles

- Ignition Wire Sets
- Coil-on-Plug Boots
- Wire Leads
- Wire Terminals





$66M '22 Net Sales
9% of Segment

[1] ICE: Internal Combustion Engine

11

Temperature Control Segment  Favorably impacted by electrification  Most product categories are powertrain-neutral or electrification-specific   A/C Compressors transition to year-round operation (battery cooling)  12  Most interior heating and cooling components remain the same for ICE and Hybrid / EV vehicles   Fan Clutches  Electric Thermal Pumps  Battery Cooling Fan Motors  Liquid Cooled Heat Exchangers   Other Thermal Components  Provide engine, transmission, electric drive, and battery temperature management  A/C Compressors  Accumulators   Evaporators  Blend Door Actuators  Expansion Devices  A/C System Components  $245M Net Sales   (70% in 2022)   $106M Net Sales   (30% in 2022)

 Engineered Solutions Snapshot  13  Commercial Vehicle - $80M   Light Vehicle - $92M   All Other - $56M   Construction / Agriculture - $42M   Engineered Solutions Net Sales  Engineered Solutions EBITDA & Margin%  *reflects adjusted EBITDA which is a non-GAAP financial measure; see reconciliation in appendix

 Engineered Solutions Opportunities  14  Increasing Demand  Market Expansion  Growth  Collaboration  Broadens the Company’s target opportunities across multiple industries with new end markets  Sales driver as new segment has potential for expanded long-term growth rates  Supports and expands SMP’s Aftermarket position through sharing technologies and engineering expertise  2022 Global Sales   Diverse Customer Mix  *excludes non-controlled JV sales to third parties  Diversification  Diverse end markets, geographies, and customers

 New Product Development  Diversification  Market Expansion  M&A Opportunities  Sales Support  Customer Service  Engineering  Technical Resources  Adaptable development and manufacturing for unique and specific requirements   Advanced quality systems  Committed to continuous improvement  Focused Growth  Global Reach with Local Support  Customizable Designs  World Class Manufacturing   An extensive portfolio of adaptable products and a global network of resources positioned to serve a diverse customer base   Engineered Solutions Strategy  15

 16  Construction & Agriculture  Engineered Solutions Markets  Commercial Vehicle  Hydraulics & Industrial  Powersports  Light Vehicle  Outdoor Power Equipment

 Engineered Solutions Products  17  Electronics  SMPEngineeredSolutions.com  Thermal Management  Sensors  Switches  Power Distribution  Ignition & Emission  Injection &   Fuel Delivery  Clamping

 Optimized Supply Chain   Commitment to Manufacturing  Basic manufacturer with 12 manufacturing facilities  13 design and development centers  Diverse low-cost footprint  Global sourcing and supplier development   Expansive distribution network  Operational Excellence   Manufacturing by Geography  18

 2013  2013  2014  2014  2014  2016  2017  2019  2019  2021  2021  2021  2022   Aftermarket                                          Engineered Solutions                                          New Products / Technology                                          Vertical Integration                                          Geographic Expansion                                         Strategic Acquisitions   19  Target technologies, products, and processes:  Align with our core competencies  Diversification plays in adjacent markets or technologies  Servicing common customers and markets  Consolidating competitors or suppliers  Synergistic product line carve-outs that enhance our capabilities  Vertical integration of key technologies

 Sustainability  20  SMP is committed to ongoing ESG and DE&I initiatives  We believe in being a good corporate citizen  We are committed to our company, our employees, our shareholders, our business partners, and our communities  Environmental  Ambition to achieve net-zero by 2050  Established Scope 1 + Scope 2 GHG emission reduction targets  Expanded product offering to reduce emissions and improve fuel economy  Transitioning sales fleet to hybrid vehicles  Social  Increased diversity in hiring and promotion of our workforce  Safety protocols leading to low incidence of injuries  Financial support of community organizations, scholarship providers and Ukranian refugees  Employee development programs  Governance  Board of Directors oversight of ESG strategy  Increased diversity of our Board of Directors  Code of Ethics enforces a culture of compliance  Independently run whistle-blower hotline  Stock ownership guidelines align with shareholder interests

 Return to Shareholders  21  Share Repurchase Program  * Dividend paid out for two quarters only due to COVID-19 pandemic  2011  2012  2013  2014  2015  2016  2017  2018  2019  2020  2021  2022   Period Total  Spend   ($000's)  $4,136   $4,999   $6,864   $10,000   $19,623   $377   $24,376   $14,886   $10,738   $13,482   $26,862   $29,656   $166,000  Shares   ($000's)  322  381  210  284  552  10  531  323  222  324  622  692  4,473  Avg. Price  $12.85   $13.13   $32.69   $35.18   $35.56   $37.24   $45.92   $46.12   $48.43   $41.63   $43.17   $42.86  $37.11  Quarterly Dividends

 SMP Cash Utilization  22  Total Utilization  This is an image  Cash Allocation %  Capex & M&A  79%  59%  70%  35%  85%  43%  47%  66%  42%  76%  34%  Dividends & Repurchases  21%  41%  30%  65%  15%  57%  53%  34%  58%  24%  66%

 Engineered Solutions provides diversified and fast growth potential across new opportunities  Strong financial results with healthy cash flow generation  Leader in Aftermarket with significant share; generating consistent annual growth  Longstanding business led by experienced management team  Commitment to corporate and social responsibility  Disciplined capital allocation strategy driving organic and inorganic growth with improving ROIC  Why Invest in SMP  23

 Full Year 2022 Financial Results  24

 Year-Over-Year Performance Measures  25  Consolidated Net Sales ($M)  Operating Profit  EBITDA ($M & % Net Sales)  ‡ Operating Profit, EBITDA and Diluted EPS shown without Special Items   UP 5.6%  $1,128.6  $1,298.8  Diluted EPS

 Income Statement Non-GAAP  26

 Condensed Balance Sheet  27

 Condensed Statement of Cash Flows  28

 Appendix  29

 Reconciliation of GAAP and Non-GAAP Measures  30

 Reconciliation of GAAP and Non-GAAP Measures (cont’d)  31

 Thank you   For more information, contact:  Anthony (Tony) Cristello  Standard Motor Products, Inc.  (972) 316-8107  tony.cristello@smpcorp.com